UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 17, 2019

COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)

(229) 426-6000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On January 17, 2019, Colony Bankcorp, Inc. issued a press release announcing its consolidated financial results for the fourth quarter and year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15,  2019, Colony Bank entered into a retention agreement with Executive Vice President and Chief Administrative Officer Kimberly C. Dockery.  The retention agreement is intended to encourage continued service with Colony Bank in the event of a change in control prior to January15, 2022, and was approved by the Compensation Committee of Colony Bankcorp, Inc.’s Board of Directors.

The agreement provides for a cash bonus equal to 0.75 times her then-current base salary in a single lump sum within 30 days following the effective date of the change of control, provided that Ms. Dockery is employed by the Bank when the change of control goes into effect.  If Ms. Dockery’s employment with the Bank is terminated for any reason other than by reason of a change of control prior to the vesting date, the employee will automatically forfeit the retention bonus.

The foregoing description of the retention agreement with Ms. Dockery does not purport to be complete and is qualified in its entirety by reference to the full text of the retention agreement attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 17, 2019
99.2	Retention agreement, dated January 15, 2019, between Kimberly Dockery and Colony Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: January 17, 2019	By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice President and Chief Financial Officer